UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 1, 2025

FiEE, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37649	04-2621506
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Flat A1, 29/F, Block A, TML Tower, 3 Hoi Shing Road, Tsuen Wan, N.T., Hong Kong

(Address of principal executive offices, including zip code)

852-28166813

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17-CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17-CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	FIEE	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth in Item 5.03 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 3.03.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 1, 2025, FiEE, Inc. (the “Company”) filed a certificate of amendment (the “Charter Amendment”) to the Company’s Amended and Restated Certificate of Incorporation, with the Delaware Secretary of State to, among other things, (i) correct a scrivener’s error with respect to the number of authorized shares and par value of preferred stock, which was incorrectly stated as 3,000,000 shares, par value $0.01 per share, rather than the correct amount of 10,000,000 shares, par value $0.001 per share, (ii) modify the voting rights of the Series A Convertible Preferred Stock, par value $0.001 per share (“Series A Convertible Preferred Stock”), which had previously voted on an as-converted basis to shares of the Company’s common stock, par value $0.01 per share, without regard to conversion limitations in the Company’s Amended and Restated Certificate of Incorporation (the “Existing Charter”), and would under the amended terms vote, on an as-converted basis if it was converted at a conversion ratio equal to the Stated Value (as defined therein and currently $1.40) divided by the “Minimum Price” (as of the original issue date of the Series A Convertible Preferred Stock) as defined in Nasdaq Listing Rule 5635(d), without regard to conversion limitations in the Existing Charter, (iii) limit the “full ratchet” anti-dilution protection in the Existing Charter so that any adjustment to the Stated Value of the Series A Convertible Preferred Stock thereunder would not require stockholder approval under Nasdaq Listing Rule 5635(d), and (iv) allow a majority of the voting power of all then outstanding shares of Series A Convertible Preferred Stock to waive the “full-ratchet” anti-dilution protection, which Charter Amendment had been previously approved by the Company’s board of directors and the Company’s stockholders on May 9, 2025.

A copy of the Charter Amendment is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit	Description
3.1	Certificate of Amendment of Amended and Restated Certificate of Incorporation of FiEE, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIEE, INC.

Date: August 7, 2025	By:	/s/ Li Wai Chung
Li Wai Chung
Chief Executive Officer

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